Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

Monthly Operating Report

For the Period May 1, 2012 through May 31, 2012

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case. (Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

Required Documents	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	X
Bank Reconciliation (or copies of Debtor’s bank reconciliations)		X
Copies of bank statements		X
Cash disbursements journals	X
Statement of Operations		X
Balance Sheet		X
Status of Post-Petition Taxes	X
Copies of IRS Form 6123 or payment receipt	N/A
Copies of tax returns filed during reporting period	N/A
Summary of Cash Collateral Borrowings, Unpaid Postpetition Debts, and Accrued Professional Fees	X
Listing of Aged Accounts Payable		X
Accounts Receivable reconciliation and Aging		X
Taxes Reconciliation and Aging		X
Payments to Insiders and Professionals		X
Post Petition Status of Secured Notes, Leases Payable	N/A
Debtor Questionnaire	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. This monthly operating report generally fulfills the requirements as set forth by the Office of the U.S. Trustee. The financial statements included herein do not necessarily conform with Generally Accepted Accounting Principles, and should be read in conjunction with the global notes and assumptions listed on page 2.

6/15/12
Henri Steenkamp	Date

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND

DISCLAIMER REGARDING THE MONTHLY OPERATING REPORT OF

MF GLOBAL HOLDINGS LTD. AND ITS AFFILIATED DEBTORS

The Monthly Operating Report filed by MF Global Holdings Ltd. (“Holdings Ltd”) and its affiliated debtors, MF Global Finance USA Inc., MF Global Capital LLC, MF Global FX Clear LLC, MF Global Market Services LLC, and MF Global Holdings USA Inc., in these jointly administered chapter 11 cases (collectively, the “Debtors”) is limited in scope, covers a limited time period and has been prepared by the Debtors with the assistance of its advisors solely for the purpose of complying with the reporting requirements of the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and title 11 of the United States Code (the “Bankruptcy Code”). The financial information contained in the Monthly Operating Report is preliminary and unaudited, and as such may be subject to revision. The information in the Monthly Operating Report should not be viewed as indicative of future results.

At the time of its bankruptcy filing, Holdings Ltd and its worldwide subsidiaries and affiliates (collectively the “Company”), through its regulated and unregulated broker dealers, futures commission merchant and foreign equivalents, was one of the world’s leading brokers in markets for commodities and listed derivatives. The Company provided its clients with access to more than 70 exchanges globally, and was a leader by volume on many of the world’s largest derivative exchanges. The Company was also an active broker-dealer in markets for commodities, fixed income securities, equities and foreign exchange. The Company was one of 22 primary dealers authorized to trade U.S. government securities with the Federal Reserve Bank of New York (the “Federal Reserve”). In addition to executing client transactions, the Company provided research and market commentary to help clients make trading decisions, as well as provided clearing and settlement services. The Company was also active in providing client financing and securities lending services.

The Company, headquartered in the United States, had operations globally, including the United Kingdom, Australia, Singapore, India, Canada, Hong Kong, and Japan. The Company’s priority was serving the needs of its diversified global client base, which included a wide range of institutional asset managers and hedge funds, professional traders, corporations, sovereign entities, and financial institutions. The Company also offered a range of services for individual traders and introducing brokers. As of October 31, 2011, the Company had approximately 2,870 employees worldwide, 248 of which were employed by the Debtors in the United States. The Company derived revenues from three main sources: (a) commissions generated from execution and clearing services; (b) principal transactions revenue, generated both from client facilitation and proprietary activities; and (c) net interest income from cash balances in client accounts maintained to meet margin requirements, as well as interest related to the Company’s collateralized financing arrangements and principal transactions activities.

Prior to October 31, 2011, when Holdings Ltd filed for bankruptcy, the Debtors operated, with other of Holdings Ltd’s direct and indirect subsidiaries (“non-Debtor MFG entities”), on a global, integrated, and interdependent basis. Holdings Ltd’s precipitous filing caused an immediate shutdown of Holdings Ltd’s formerly integrated, globally interdependent information and financial reporting systems. On or about the commencement of Holdings Ltd’s bankruptcy, many of Holdings Ltd’s regulated affiliates around the world became subject to various proceedings, in which administrators or trustees were appointed by the requisite authorities to oversee, manage, and administer the affairs of those affiliates going forward. The Debtors were significantly and adversely affected by these proceedings because they lost full, direct access to certain personnel, a portion of their books and records, certain back office systems, and document repositories. Furthermore, because of these separate administrative and liquidation proceedings, the Debtors were no longer able to communicate directly with the employees of the non-Debtor MFG entities. The Debtors sought cooperation from their non-Debtor MFG entities to perform a global accounting close of the books as of October 31, 2011 or, in the alternative, to gain full, direct access to all non-Debtor MFG entity personnel, books and records, back office systems, and documents. The Debtors’ efforts were ultimately unsuccessful as full cooperation from all non-Debtor MFG entities was not forthcoming.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

With respect to the Debtors, the majority of the operational accounting functions, including day-to-day maintenance of the Debtors’ books and records, were fulfilled by an accounting group located in Chicago, Illinois and employed by a non-Debtor MFG entity, MF Global Inc. (“MFGI”). On October 31, 2011, a separate proceeding was commenced under the Securities Investor Protection Act of 1970 (“SIPA”) against MFGI and a trustee appointed pursuant to the provisions of SIPA is administering MFGI’s estate.

The Debtors have had limited access to the accounting group located in Chicago who primarily maintained its books and records, and limited access to certain back office systems and certain document repositories, as these are controlled by the SIPA appointed trustee. As a result, the Debtors have not yet completed the month-end close process for the periods following the respective petition dates for each of the Debtors and, as a result, the financial statements and other financial information for the periods following the respective petition dates through May 31, 2012 are not yet available. Further, the Debtors intend to amend this Monthly Operating Report with the relevant financial information when the financial statements are prepared, but at this time the Debtors are unable to estimate when that will occur.

On December 19, 2011, MF Global Capital LLC, MF Global FX Clear LLC, and MF Global Market Services LLC each filed a voluntary petition for relief under the Bankruptcy Code in the Bankruptcy Court. On March 2, 2012, MF Global Holdings USA Inc. filed a voluntary petition for relief under under the Bankruptcy Code in the Bankruptcy Court. The chapter 11 cases have been assigned to the Honorable Judge Martin Glenn and are being jointly administered under the caption “In re MF Global Holdings Ltd., et al.” Case No. 11-15059 (MG).

While the Debtors have exercised their best efforts to ensure that the Monthly Operating Report is accurate, based on limited information that was available at the time of preparation, inadvertent errors or omissions may exist. The Debtors reserve the right to amend the Monthly Operating Report from time to time as may be necessary or appropriate.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd.

Schedule of Receipts and Disbursements

For the Period May 1, 2012 through May 31, 2012

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.	Consolidated
Cash Inflows:
Debtor Intercompany [1]	$106,574.26	$168,984.03	$—	$—	$—	$569,670.96	$845,229.25
Other Cash	—	546.56	1,488,862.36 [2]	—	—	571,654.45 [3]	2,061,063.37

Total Inflows	$106,574.26	$169,530.59	$1,488,862.36	$—	$—	$1,141,325.41	$2,906,292.62

Cash Outflows:
Debtor Intercompany [1]	(735,743.91)	—	(650.00)	(650.00)	(650.00)	(107,535.34)	(845,229.25)
Payroll, Payroll Taxes and Benefits	—	(60,103.88)	—	—	—	(550,285.06)	(610,388.94)
Office Rent and Facility Expenses	—	(4,750.13)	—	—	—	(44,690.63)	(49,440.76)
Other Fees	(36,664.24)	(54,576.02)	—	—	—	(1,003.45)	(92,243.71)

Total Cash Outflows	$(772,408.15)	$(119,430.03)	$(650.00)	$(650.00)	$(650.00)	$(703,514.48)	$(1,597,302.66)

Net Cash Flows:	$(665,833.89)	$50,100.56	$1,488,212.36	$(650.00)	$(650.00)	$437,810.93	$1,308,989.96

[1]

Transfers between Debtors relate primarily to the funding of payroll, healthcare benefit plan obligations, and facility expenses. Transfers into MF Global Finance USA Inc. represent weekly transfers of excess cash from MF Global Holdings USA Inc. to the cash collateral account maintained by MF Global Finance USA Inc. pursuant to the Cash Collateral Order.

[2]	Cash receipts related to the closure or sale of positions.
[3]	Includes funding from MF Global Inc. for its share of healthcare benefit plan obligations and certain technology fees.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

Debtors’ Statements with respect to Bank Account Reconciliations and

Copies of Bank Statements

Bank Account Reconciliations

The Debtors affirm that reconciliations for all open and active bank accounts are prepared and maintained by the Debtors. Bank account reconciliations are not attached to this monthly operating report, but, if the U.S. Trustee requests copies, the Debtors will provide all reconciliations as soon as practical.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are maintained by the Debtors. In addition, the Debtors affirm that no bank accounts were closed during the current reporting period.

Copies of bank statements are not attached to this monthly operating report, but, if the U.S. Trustee requests, the Debtors will provide copies as soon as practical.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd.

Cash Disbursement Journal

May 1, 2012 through May 31, 2012

Debtor	Date	Payroll, Payroll Taxes & Employee Benefits	Intercompany Transfer	Office Rent and Facility Expenses	Other	Total Disbursements [1]
MF Global Finance USA Inc.	5/1/2012	$—	$(21,450.00)	$—	$—	$(21,450.00)
MF Global Finance USA Inc.	5/2/2012	—	—	—	(36,664.24)	(36,664.24)
MF Global Finance USA Inc.	5/2/2012	—	(15,529.22)	—	—	(15,529.22)
MF Global Finance USA Inc.	5/7/2012	—	(32,942.05)	—	—	(32,942.05)
MF Global Finance USA Inc.	5/9/2012	—	(53,313.02)	—	—	(53,313.02)
MF Global Finance USA Inc.	5/11/2012	—	(191,231.73)	—	—	(191,231.73)
MF Global Finance USA Inc.	5/16/2012	—	(2,075.06)	—	—	(2,075.06)
MF Global Finance USA Inc.	5/17/2012	—	(2,340.04)	—	—	(2,340.04)
MF Global Finance USA Inc.	5/18/2012	—	(769.17)	—	—	(769.17)
MF Global Finance USA Inc.	5/22/2012	—	(3,370.83)	—	—	(3,370.83)
MF Global Finance USA Inc.	5/24/2012	—	(17,236.11)	—	—	(17,236.11)
MF Global Finance USA Inc.	5/24/2012	—	(60,103.88)	—	—	(60,103.88)
MF Global Finance USA Inc.	5/24/2012	—	(40,549.21)	—	—	(40,549.21)
MF Global Finance USA Inc.	5/25/2012	—	(37,030.65)	—	—	(37,030.65)
MF Global Finance USA Inc.	5/29/2012	—	(193,768.35)	—	—	(193,768.35)
MF Global Finance USA Inc.	5/30/2012	—	(9,426.46)	—	—	(9,426.46)
MF Global Finance USA Inc.	5/30/2012	—	(47,816.15)	—	—	(47,816.15)
MF Global Finance USA Inc.	5/31/2012	—	(6,791.98)	—	—	(6,791.98)
MF Global Holdings Ltd.	5/11/2012	—	—	—	(21,450.00)	(21,450.00)
MF Global Holdings Ltd.	5/11/2012	—	—	—	(32,942.05)	(32,942.05)
MF Global Holdings Ltd.	5/11/2012	—	—	(219.98)	—	(219.98)
MF Global Holdings Ltd.	5/14/2012	—	—	—	(183.97)	(183.97)
MF Global Holdings Ltd.	5/16/2012	—	—	(676.00)	—	(676.00)
MF Global Holdings Ltd.	5/23/2012	—	—	(55.63)	—	(55.63)
MF Global Holdings Ltd.	5/25/2012	—	—	(427.69)	—	(427.69)
MF Global Holdings Ltd.	5/25/2012	(60,103.88)	—	—	—	(60,103.88)
MF Global Holdings Ltd.	5/29/2012	—	—	(1,685.25)	—	(1,685.25)
MF Global Holdings Ltd.	5/29/2012	—	—	(1,685.58)	—	(1,685.58)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd.

Cash Disbursement Journal (continued)

May 1, 2012 through May 31, 2012

Debtor	Date	Payroll, Payroll Taxes & Employee Benefits	Intercompany Transfer	Office Rent and Facility Expenses	Other	Total Disbursements [1]
MF Global Holdings USA Inc.	5/2/2012	(15,529.22)	—	—	—	(15,529.22)
MF Global Holdings USA Inc.	5/4/2012	(7,092.68)	—	—	—	(7,092.68)
MF Global Holdings USA Inc.	5/4/2012	—	(13,181.06)	—	—	(13,181.06)
MF Global Holdings USA Inc.	5/9/2012	(6,621.42)	—	—	—	(6,621.42)
MF Global Holdings USA Inc.	5/9/2012	(600.00)	—	—	—	(600.00)
MF Global Holdings USA Inc.	5/9/2012	(43,880.26)	—	—	—	(43,880.26)
MF Global Holdings USA Inc.	5/9/2012	(1,563.67)	—	—	—	(1,563.67)
MF Global Holdings USA Inc.	5/9/2012	—	(647.67)	—	—	(647.67)
MF Global Holdings USA Inc.	5/11/2012	(7,112.28)	—	—	—	(7,112.28)
MF Global Holdings USA Inc.	5/11/2012	—	(313.41)	—	—	(313.41)
MF Global Holdings USA Inc.	5/11/2012	(470.00)	—	—	—	(470.00)
MF Global Holdings USA Inc.	5/11/2012	(117,874.67)	—	—	—	(117,874.67)
MF Global Holdings USA Inc.	5/11/2012	(76,559.67)	—	—	—	(76,559.67)
MF Global Holdings USA Inc.	5/16/2012	(2,075.06)	—	—	—	(2,075.06)
MF Global Holdings USA Inc.	5/18/2012	(4,801.54)	—	—	—	(4,801.54)
MF Global Holdings USA Inc.	5/18/2012	(1,563.67)	—	—	—	(1,563.67)
MF Global Holdings USA Inc.	5/24/2012	(3,560.79)	—	—	—	(3,560.79)
MF Global Holdings USA Inc.	5/24/2012	(3,560.79)	—	—	—	(3,560.79)
MF Global Holdings USA Inc.	5/24/2012	(40,549.21)	—	—	—	(40,549.21)
MF Global Holdings USA Inc.	5/25/2012	—	—	(36,027.20)	—	(36,027.20)
MF Global Holdings USA Inc.	5/25/2012	—	—	—	(1,003.45)	(1,003.45)
MF Global Holdings USA Inc.	5/25/2012	—	(93,393.20)	—	—	(93,393.20)
MF Global Holdings USA Inc.	5/29/2012	(13,675.32)	—	—	—	(13,675.32)
MF Global Holdings USA Inc.	5/29/2012	(470.00)	—	—	—	(470.00)
MF Global Holdings USA Inc.	5/29/2012	(193,298.35)	—	—	—	(193,298.35)
MF Global Holdings USA Inc.	5/30/2012	—	—	(1,871.45)	—	(1,871.45)
MF Global Holdings USA Inc.	5/30/2012	(8,901.46)	—	—	—	(8,901.46)
MF Global Holdings USA Inc.	5/30/2012	(525.00)	—	—	—	(525.00)
MF Global Holdings USA Inc.	5/31/2012	—	—	(6,791.98)	—	(6,791.98)
MF Global Market Services LLC	5/3/2012	—	(650.00)	—	—	(650.00)
MF Global FX Clear LLC	5/3/2012	—	(650.00)	—	—	(650.00)
MF Global Capital LLC	5/3/2012	—	(650.00)	—	—	(650.00)

		$(610,388.94)	$(845,229.25)	$(49,440.76)	$(92,243.71)	$(1,597,302.66)

[1]	The Total Disbursements column is presented on a gross basis. It includes transfers between debtor entities.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd

Status of Post-Petition Taxes

For the Period May 1, 2012 through May 31, 2012

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Capital LLC	MF Global Market Services LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.	Consolidated
Employee Taxes [1]	$—	$37,911.45	$—	$—	$—	$96,439.14	$134,350.59
Employer Taxes [1]		2,905.88	—	—	—	13,905.37	16,811.25

Total Taxes Paid	$—	$40,817.33	$—	$—	$—	$110,344.51	$151,161.84

[1]

These taxes relate to payroll payments and are not outstanding as of May 31, 2012. These taxes are remitted by MF Global Holdings USA Inc. to a third-party payroll service provider, who in turn makes the actual tax payments to the respective taxing authorities.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd.

Summary of Cash Collateral Borrowings, Unpaid Post-Petition Debts, and Accrued Professional Fees

For the Period May 1, 2012 through May 31, 2012

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.	Consolidated
Available Cash Collateral
Available Cash Collateral Funds Provided by JP Morgan Chase
Bank, N.A. as of April 30, 2012, amended	$18,821,589.87	$—	$—	$—	$—	$50,094.12	$18,871,683.99
Payroll and Employee Benefits	(417,324.07)	—	—	—	—	—	(417,324.07)
Office rent and other expenses	(211,845.58)	—	—	—	—	—	(211,845.58)
Repayment of cash collateral under Cash Collateral Order	(36,664.24)	—	—	—	—	—	(36,664.24)

Available Cash Collateral Funds Provided by JP Morgan Chase Bank, N.A.	$18,155,755.98	$—	$—	$—	$—	$50,094.12	$18,205,850.10

Total Cash Collateral Funds Used	$(665,833.89)	$—	$—	$—	$—	$—	$(665,833.89)

Unpaid post-petition trade payables	$—	$377,465.11	$6,999.00			$98,063.09	$482,527.20

Debtors’ Professional Fees Before Chapter 11 Trustee Appointment							$6,683,000
Fees for Chapter 11 Trustee and His Professionals							13,449,967
Committee Professionals' Fees							8,233,959

Total Accrued Professional Fee Estimate [1]							$28,366,926

[1]	Preliminary estimates are based upon voluntary reporting by the professionals. No fee applications have been submitted and the estimates are subject to change.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

Debtors’ Statements with respect to Payments to Insiders and Professionals

The Debtors have not made any payments to insiders except for wages in the ordinary course of business. With the exception of the fee application filed by Dewey & LeBoeuf LLP on May 11, 2012 (docket number 683), no fee applications have been filed by any professionals or approved by the Bankruptcy Court and as such no payments have been reported herein.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? [1]	X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies? [2]	X
5	Is the Debtor delinquent in paying any insurance premium payment? [3]	X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties? [4]	X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party? [5]	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

[1]	The Debtors sold certain fixed assets in May 2012, as approved by the Bankruptcy Court on May 26, 2012, Court Docket number 658.
[2]

As is customary prior to the expiration of the insurance policies, the Debtors received non-renewal notices from certain directors and officers liability, professional liability and employee benefit plan fiduciary liability insurers. At December 31, 2011, the Debtors, in their discretion, terminated a prior self-funded healthcare plan and replaced it with a premium based plan.

[3]

As of the date of this Monthly Operating Report, the Debtors have not paid insurance premiums relating to certain professional liability and public liability insurance policies. These insurance policies, to the best of the Debtors’ knowledge, remain in full force and effect.

[4]

In accordance with the Cash Collateral Order, the Debtors were authorized to pay necessary budgeted expenses of certain Non-Debtor Entities in order to preserve the assets and value of the Estates. Payment of these obligations is a reimbursement due to the Debtors.

[5]	In accordance with the Bankruptcy Court’s Cash Management Order, certain obligations of the Debtors were funded with unsecured intercompany loans from a Non-Debtor Entity, MF Global FX LLC.